Earnings Supplement Q3 2025

2 Q3 2025 Financial Highlights Q3 2025 (1) See reconciliation of GAAP to non-GAAP financial measures on page 9. Q3 2024 Revenue $24.2 million $23.5 million Adj. EBITDA1 $5.6 million $4.5 million Total Certs 23,880 27,435

3 Loan Origination Performance by Quarter & Channel Total certified loan volumes reflect typical seasonal patterns along with our strategic implementation of enhanced underwriting standards aimed at building a higher quality loan portfolio. Our CU/Bank channel loans typically have higher program fees compared to our OEM loans, which leads to more favorable economics. 78.2% 74.8% 76.1% 79.5% 85.4% 87.6% 88.9% 89.8% 21.8% 25.2% 23.9% 20.5% 14.6% 12.4% 11.1% 10.2% 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Cert Mix by Channel CU/Bank OEM 20,541 21,078 22,038 21,808 22,260 24,215 23,591 21,449 5,722 7,111 6,925 5,627 3,805 3,423 2,931 2,431 26,263 28,189 28,963 27,435 26,065 27,638 26,522 23,880 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Total Cert Volume CU/Bank OEM

4 Loan Origination Mix by Segment & Vehicle Category Loan origination mix in 3Q25 reflects a continued shift toward higher-quality credit union partnerships, with OEM volumes continuing to decline as a percentage of total originations. We are also seeing refinance volumes start to recover as interest rates decline. Our portfolio remains predominantly focused on used vehicles, which we believe serves the core needs of our target customer base. 21.8% 25.2% 23.9% 20.5% 14.6% 12.4% 11.1% 10.3% 56.0% 55.3% 55.1% 56.8% 62.4% 65.1% 64.2% 64.1% 17.2% 15.9% 18.0% 19.5% 19.3% 18.2% 18.8% 19.8% 5.0% 3.6% 3.0% 3.2% 3.7% 4.3% 5.9% 5.8% 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Cert Mix by Segment OEM Indirect Direct Refinance 13.9% 11.0% 12.7% 12.9% 11.9% 11.6% 13.1% 12.5% 86.1% 89.0% 87.3% 87.1% 88.1% 88.4% 86.9% 87.5% 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Cert Mix by New/Used New Used

5 We believe our credit portfolio in 3Q25 demonstrates disciplined underwriting with a healthy mix across credit depth segments. SuperThin files made up a negligible amount of loans in 3Q25, having previously peaked at 11% in 4Q24. Our credit builder exposure has also been reduced, with surcharges applied to accounts identified at the time of origination as having credit builder tradelines starting in 4Q24. We are continuing to identify credit builder products in the market; reported figures have been revised to reflect our latest view of this segment. *In addition to the revisions indicated above, credit builder percentages have been corrected from the corresponding figures reported in our Q2 2025 Earnings Supplement, which were reported incorrectly due to a clerical error. Corrected credit builder percentages as of 2Q25 are 15.9% for 3Q24, 8.7% for 4Q24, 4.8% for 1Q25; and 4.0% for 2Q25. Loan Mix by Credit Profile 13.0% 16.2% 16.1% 16.5% 10.7% 6.0% 5.9% 6.3% 87.0% 83.8% 83.9% 83.5% 89.3% 94.0% 94.1% 93.7% 4Q23 1Q24 2Q24 3Q24* 4Q24* 1Q25* 2Q25* 3Q25 Credit Builder % CreditBuilder NonCreditBuilder 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Cert Mix by Credit Depth SuperThin Thin Normal Thick

6 Facilitated Loan Volume & Average Loan Size Trends Average loan size during the current year has increased from 2024 levels. We believe this increase reflects our focus on higher-value lending opportunities and improved customer mix that supports enhanced unit economics for our fees. 29,096 27,948 28,286 28,156 28,089 28,327 29,535 29,384 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Average Loan Size ($) 764.1 787.8 819.3 772.5 732.1 782.9 783.3 701.7 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Facilitated Loan Origination Volume ($M)

7 Key Performance Indicators Three Months Ended September 30, 2025 2024 Certs Credit Union & Bank 21,449 21,808 OEM 2,431 5,627 Total Certs 23,880 27,435 Unit Economics Avg. Profit Share Revenue per Cert(1) $ 310 $ 502 Avg. Program Fee Revenue per Cert $ 558 $ 516 Originations Facilitated Loan Origination Volume ($ in 000s) $ 701,678 $ 772,469 Average Loan Size $ 29,384 $ 28,156 Channel Overview New Vehicle Certs as a % of Total 12.5% 12.9 % Used Vehicle Certs as a % of Total 87.5% 87.1 % Indirect Certs as a % of Total 74.4% 77.3 % Direct Certs as a % of Total 19.8% 19.5 % Refinance Certs as a % of Total 5.8% 3.2% (1) Represents average profit share revenue per certified loan originated in the period excluding the impact of profit share revenue recognized in the period associated with historical vintages. The profit share revenue impact related to change in estimates of historical vintages was an increase of $1.1 million and a reduction of $7.0 million for the three months ended September 30, 2025 and 2024, respectively.

8 Financial Results ($ in '000s) Three Months Ended September 30, 2025 2024 Revenue Program fees $ 13,344 $ 14,161 Profit share(1) 8,470 6,822 Claims administration and other service fees 2,355 2,493 Total revenue 24,169 23,476 Cost of services 5,318 6,127 Gross profit 18,851 17,349 Operating expenses General and administrative 21,062 9,594 Selling and marketing 3,440 4,897 Research and development 2,050 992 Total operating expenses 26,552 15,483 Operating income (loss) (7,701) 1,866 Interest expense (2,432) (2,962) Interest income 2,363 3,221 Other income (expense), net 185 — Income (loss) before income taxes (7,585) 2,125 Income tax expense (benefit) (16) 688 Net income (loss) $ (7,569) $ 1,437 (1) Profit share revenue was increased by a change in estimate of historical vintages of $1.1 million for the three months ended September 30, 2025 and reduced by a change in estimate of $7.0 million for the three months ended September 30, 2024.

9 Reconciliation of GAAP to Non-GAAP Financial Measures Three Months Ended September 30, 2025 2024 Net income (loss) $ (7,569) $ 1,437 Non-GAAP adjustments: Interest (income) expense, net(1) 69 (259) Income tax expense (benefit) (16) 688 Depreciation and amortization expense 623 494 Share-based compensation expense 1,446 2,186 Other non-recurring expense(2) 11,000 — Total adjustments 13,122 3,109 Adjusted EBITDA $ 5,553 $ 4,546 Adjusted EBITDA margin 23% 19 % Adjusted EBITDA ($ in 000's) (1) Beginning in the quarter ended June 30, 2025, we have updated the presentation of Adjusted EBITDA to exclude interest income as we believe the exclusion of interest income aligns our definition with comparable companies. Prior periods presented have been conformed to the current period presentation. (2) For the three months ended September 30, 2025, the adjustment for other non-recurring expense includes a one-time payment of $11.0 million made in connection with an amendment to the reseller agreement with Allied Solutions, LLC.